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                                                                    EXHIBIT 99.2


                         CONSENT OF RICHARD C. WILLIAMS

I hereby consent to being named a director of King Pharmaceuticals, Inc. in the event the merger is consummated as disclosed in the Registration Statement of King Pharmaceuticals, Inc. on Form S-4, filed with the Securities and Exchange Commission on December 10, 1999.



                                                    /s/ Richard C. Williams
                                                    ---------------------------
                                                    Richard C. Williams

                                                    December 10, 1999